                                                                   EXHIBIT 10.10
                                WORLDRES, INC.

                             AMENDED AND RESTATED

            SERIES C PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT

     THIS AMENDED AND RESTATED SERIES C PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT (this "Agreement") is made as of the 16th day of March, 1998, by and among WorldRes, Inc., a California corporation (the "Company"), and the purchasers listed on Schedule A hereto, each of whom is herein referred to as a
                     ----------
"Purchaser."

                                   RECITALS

     A. The Company and certain of the Purchasers (the "Initial Purchasers") entered into a Series C Preferred Stock Purchase Agreement dated December 30, 1997 (the "Prior Agreement").

     B. The Company and the Initial Purchasers wish to amend and restate the Prior Agreement to provide for the issuance of the Warrants (as defined below) to all Purchasers, among other things.

     C. Section 9.7 of the Prior Agreement provides that the Prior Agreement may be amended with the written consent of the Company and the holders of at least sixty percent (60%) of the Common Stock issued or issuable upon the conversion of the Series C Preferred Stock (as defined in the Prior Agreement).

     D. The Company and the undersigned holders of not less than sixty percent (60%) of the Series C Preferred Stock hereby amend and restate the Prior Agreement in its entirety as follows:

                                   AGREEMENT

     THE PARTIES HEREBY AGREE AS FOLLOWS:

     1.  Purchase and Sale of Stock and Warrants.
         ---------------------------------------

         1.1  Sale and Issuance of Series C Preferred Stock and Warrants.
              ----------------------------------------------------------

              (a) The Company adopted and filed with the Secretary of State of California on or before the Initial Closing (as defined below) the Amended and Restated Articles of Incorporation in the form attached hereto as Exhibit A-1
                                                                  -----------
(the "Restated Articles"). The Company shall adopt and file with the Secretary of State of California on or before any Subsequent Closing (as defined below) the Certificate of Amendment of Amended and Restated Articles of Incorporation in the form attached hereto as Exhibit A-2 (the "Certificate of Amendment").
                               -----------

               (b) Subject to the terms and conditions of this Agreement, each Purchaser agrees, severally, to purchase at the Closing and the Company agrees to sell and issue to each Purchaser at the Closing (i) that number of shares of the Company's Series C Preferred Stock set forth opposite such Purchaser's name on Schedule A hereto under the heading "No. Shares" at a purchase price of $3.70
   ----------
per share, for an aggregate purchase price set forth on Schedule A, and (ii) a
                                                        ----------
warrant in the form attached hereto as Exhibit B (each, a "Warrant" and
                                       ---------
collectively, the "Warrants") to purchase that number of shares of Series C Preferred Stock of the Company set forth opposite such Purchaser's name on Schedule A hereto under the heading "No. Warrant Shares" at an exercise price of
----------
$4.63 per share. The purchase price for each Warrant shall be equal to $0.01 per share of Series C Preferred Stock issuable upon exercise of such Warrant. Collectively, the shares of Series C Preferred Stock and the Warrants are referred to herein as the "Securities."

          1.2  Closing.
               -------

               (a) The initial closing of the purchase and sale of the Series C Preferred Stock (the "Initial Closing") took place at the offices of Venture Law Group, 2800 Sand Hill Road, Menlo Park, California (the "VLG Offices"), on December 30, 1997 (the "Initial Closing Date"). The purchase and sale of the Warrants issuable to the Initial Purchasers shall take place on the date of this Agreement at the VLG Offices. Subsequent closing(s) of the purchase and sale of the Securities under this Agreement (the "Subsequent Closing(s)") may take place at a time agreed upon by the Company and the Purchasers participating in a particular Subsequent Closing (each such date, a "Subsequent Closing Date"), which shall occur in any event no later than April 15, 1998. As used herein, the term "Closing" shall refer collectively to the Initial Closing and each Subsequent Closing and the term "Closing Date" shall refer collectively to the Initial Closing Date and each Subsequent Closing Date, as applicable.

               (b) At the Initial Closing the Company delivered a stock certificate representing the Series C Preferred Stock and, if applicable, at each Subsequent Closing, the Company shall deliver to each Purchaser a stock certificate representing the Series C Preferred Stock and a warrant certificate representing the Warrant being purchased thereby, in each case against payment of the purchase price therefor by check, wire transfer, or conversion of outstanding indebtedness and the execution and delivery by such Purchaser of signature pages to this Agreement, the Investor Rights Agreement, the Co-Sale Agreement and the Voting Agreement (each as defined below). Those purchasing in any Subsequent Closing will be added to Schedule A, and shall be deemed
                                        ----------
"Purchasers" hereunder, "Investors" under the Investor Rights Agreement and the Co-Sale Agreement, and "Shareholders" under the Voting Agreement. The shares of Series C Preferred Stock purchased hereunder and issuable upon exercise of the Warrants shall be considered "Series C Preferred Stock" for purposes of this Agreement, the Co-Sale Agreement and the Voting Agreement, and "Stock" for purposes of the Investor Rights Agreement. Purchasers in any Subsequent Closing will receive an addendum to the Schedule of Exceptions (as defined below) dated the date of such Subsequent Closing, which addendum shall amend the Schedule of Exceptions as of such date as set forth in Section 2.

     2.   Representations and Warranties of the Company. The Company hereby
          ---------------------------------------------
represents and warrants to each Purchaser that, as of the applicable Closing Date, except as set forth on a

Schedule of Exceptions (the "Schedule of Exceptions") attached hereto as Schedule B, as the same may be amended in connection with each Closing, which
----------
exceptions shall be deemed to be representations and warranties as if made hereunder:

          2.1  Organization, Good Standing and Qualification. The Company is a
               ---------------------------------------------
corporation duly organized, validly existing and in good standing under the laws of the State of California, has all requisite corporate power and authority to carry on its business as now conducted and to enter into this Agreement and all agreements related thereto. The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its financial condition or results of operations.

          2.2  Capitalization and Voting Rights.  The authorized capital of the
               --------------------------------
Company consists, or will consist immediately prior to the Closing, of:

               (i)   Preferred Stock. 8,165,840 shares of Preferred Stock (the
                     ---------------
"Preferred Stock"), 474,536 of which shares have been designated Series A Preferred Stock, 437,199 of which are issued and outstanding, 1,545,652 of which shares have been designated Series B Preferred Stock, 1,422,481 of which are issued and outstanding, 1,545,652 of which shares have been designated Series B-1 Preferred Stock, none of which are issued and outstanding, 2,300,000 of which shares have been designated Series C Preferred Stock, none of which are issued and outstanding and 2,300,000 of which shares have been designated Series C-1 Preferred Stock, none of which are issued and outstanding. The rights, privileges and preferences of the Series A Preferred Stock, Series B Preferred Stock, Series B-1 Preferred Stock, Series C Preferred Stock and Series C-1 Preferred Stock will be as stated in the Company's Restated Articles, in the case of the Initial Closing, or in the Restated Articles as amended by the Certificate of Amendment, in the case of any Subsequent Closing.

               (ii)  Common Stock. 22,000,000 shares of Common Stock, 764,144 of
                     ------------
which are issued and outstanding.

               (iii) The outstanding shares of Common Stock, Series A Preferred Stock and Series B Preferred Stock are owned by the shareholders and in the numbers specified in the Capitalization Table attached hereto as Schedule C, as
                                                                 ----------
the same may be amended in connection with each Closing.

               (iv) The outstanding shares of Common Stock, Series A Preferred Stock and Series B Preferred Stock are all duly and validly authorized and issued, fully paid and nonassessable, and were issued in accordance with the registration or qualification provisions of the Securities Act of 1933, as amended (the "Act") and any relevant state securities laws or pursuant to valid exemptions therefrom.

               (v) Except for (A) the conversion privileges of the Series A Preferred Stock, Series B Preferred Stock, Series B-1 Preferred Stock, Series C Preferred Stock and Series C-1 Preferred Stock, (B) 26,666 shares of Series A Preferred Stock reserved for issuance pursuant to a warrant issued to Venture Lending with an exercise price of $1.50 per share,

(C) 19,526 shares of Series B Preferred Stock reserved for issuance pursuant to a warrant issued to Venture Leasing with an exercise price of $3.38 per share,
(D) 4,733 shares of Series B Preferred Stock reserved for issuance pursuant to a warrant issued to Venture Lending with an exercise price of $3.38 per share, (E) an aggregate of 43,869 shares of Series B Preferred Stock reserved for issuance pursuant to warrants issued to certain individuals with an exercise price of $3.38 per share, (F) 4,437 shares of Series B Preferred Stock reserved for issuance pursuant to a warrant issued to Silicon Valley Bank, (G) an aggregate of 303,620 shares of Series C Preferred Stock to be issued at the Closing upon conversion of Convertible Subordinated Promissory Notes in the aggregate principal amount of $1,123,410, (H) an aggregate of 60,720 shares of Series C Preferred Stock reserved for issuance pursuant to warrants issued to certain individuals with an exercise price of $3.70 per share, and (I) the rights set forth in the Investor Rights Agreement (as defined below), there are no outstanding options, warrants, rights (including conversion or preemptive rights) or agreements for the purchase or acquisition from the Company of any shares of its capital stock. In addition to the foregoing, the Company has reserved (A) 1,050,000 shares of its Common Stock for purchase upon exercise of options reserved for grant under the Company's 1995 Stock Plan, of which 308,300 shares are subject to options outstanding or committed for issuance, and (B) sufficient shares of Common Stock for issuance upon conversion of the Series A Preferred Stock, the Series B Preferred Stock, the Series B-1 Preferred Stock, the Series C Preferred Stock and the Series C-1 Preferred Stock. Except for the Second Amended and Restated Voting Agreement of even date herewith, the form of which is attached hereto as Exhibit C (the "Voting Agreement"), the Company is
                            ---------
not a party or subject to any agreement or understanding, and, to the best of the Company's knowledge, there is no agreement or understanding between any persons and/or entities, which affects or relates to the voting or giving of written consents with respect to any security or by a director of the Company.

          2.3  Subsidiaries.  The Company does not presently own or control,
               ------------
directly or indirectly, any interest in any other corporation, association, or other business entity. The Company is not a participant in any partnership.

          2.4  Authorization.  All corporate action on the part of the
               -------------
Company, its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement, the Voting Agreement, the Third Amended and Restated Investor Rights Agreement of even date herewith, the form of which is attached hereto as Exhibit D (the "Investor Rights
                                        ---------
Agreement"), the Second Amended and Restated Co-Sale and First Refusal Agreement of even date herewith, the form of which is attached hereto as Exhibit E (the
                                                               ---------
"Co-Sale Agreement"), the performance of all obligations of the Company hereunder and thereunder, and the authorization, issuance (or reservation for issuance), sale and delivery of Securities being sold hereunder, the Series C-1 Preferred Stock and the Common Stock issuable upon conversion or exercise thereof (the "Conversion Shares") has been taken or will be taken prior to the Closing, and this Agreement, the Investor Rights Agreement, the Voting Agreement and the Co-Sale Agreement constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, (iii) to the extent the indemnification provisions contained in the Investor Rights Agreement may be limited by applicable federal or state securities laws and

(iv) with respect to the Voting Agreement, to the extent such agreements generally are unenforceable under the laws of the State of California.

          2.5  Valid Issuance of Preferred Stock, Common Stock and Warrants.
               ------------------------------------------------------------
The Securities being purchased by the Purchasers hereunder, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid, and nonassessable, and will be free of restrictions on transfer other than restrictions on transfer under this Agreement, the Investor Rights Agreement, the Co-Sale Agreement and the Voting Agreement and under applicable state and federal securities laws. The Common Stock issuable upon conversion of the Series C Preferred Stock purchased under this Agreement or upon conversion of the Series C Preferred Stock issuable upon exercise of the Warrants has been duly and validly reserved for issuance and, upon issuance in accordance with the terms of the Restated Articles, or in the case of any Subsequent Closing, the terms of the Restated Articles, as amended by the Certificate of Amendment, or the terms of the Warrants, as the case may be, will be duly and validly issued, fully paid, and nonassessable and will be free of restrictions on transfer other than restrictions on transfer under this Agreement, the Investor Rights Agreement, the Co-Sale Agreement and the Voting Agreement and under applicable state and federal securities laws.

          2.6  Governmental Consents.  No consent, approval, order or
               ---------------------
authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement, except for the filing of the Restated Articles and, in the case of any Subsequent Closing, the Certificate of Amendment, with the California Secretary of State, the filing pursuant to Section 25102(f) of the California Corporate Securities Law of 1968, as amended, and the rules thereunder and the filing under Regulation D under the Act.

          2.7  Offering Valid.  Assuming the truth and accuracy of the
               --------------
representations and warranties of the Purchasers contained in Section 3 hereof, the offer, sale and issuance of the Shares and the Conversion Shares will be exempt from the registration requirements and will have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws. Neither the Company nor any agent on its behalf has solicited or will solicit any offers to sell or has offered to sell or will offer to sell all or any part of the Shares to any person or persons so as to bring the sale of such Shares by the Company within the registration provisions of the Securities Act.

          2.8  Litigation.  There is no action, suit, proceeding or
               ----------
investigation pending or currently threatened against the Company that questions the validity of this Agreement, the Investor Rights Agreement, the Co-Sale Agreement or the Voting Agreement or the right of the Company to enter into such agreements, or to consummate the transactions contemplated hereby or thereby, or that would result, either individually or in the aggregate, in any material adverse changes in the financial condition or results of operations of the Company. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending or that the Company intends to initiate.

          2.9  Proprietary Information and Assignment of Inventions Agreements.
               ---------------------------------------------------------------
Each employee, officer and consultant of the Company has executed a Proprietary Information and Assignment of Inventions Agreement. The Company is not aware that any of its officers, directors, consultants or employees is in violation thereof and will use its best efforts to prevent any such violation.

          2.10 Patents and Trademarks.  The Company owns and possesses or is
               ----------------------
licensed under all patents, trademarks, service marks, trade names, copyrights, trade secrets, information, proprietary rights and processes necessary for its business as now conducted and as proposed to be conducted without any conflict with or infringement of the rights of others. There are no outstanding options, licenses, or agreements of any kind relating to the Company's intellectual property rights, nor is the Company bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, proprietary rights and processes of any other person or entity. The Company has not received any communications alleging that the Company has violated or, by conducting its business as proposed to be conducted, would violate any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity. The Company is not aware that any of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of his or her best efforts to promote the interests of the Company or that would conflict with the Company's business as proposed to be conducted. Neither the execution nor delivery of this Agreement, the Investor Rights Agreement, the Co-Sale Agreement or the Voting Agreement nor the carrying on of the Company's business by the employees of the Company will, to the Company's knowledge, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any of such employees is now obligated. The Company does not believe it is or will be necessary to utilize any inventions of any of its employees (or people it currently intends to hire) made prior to their employment by the Company.

          2.11 Compliance with Other Instruments.  The Company is not in
               ---------------------------------
violation or default of any provision of its Restated Articles or, in the case of any Subsequent Closing, its Restated Articles as amended by the Certificate of Amendment, or its Bylaws, or in any material respect of any instrument, judgment, order, writ, decree or material contract to which it is a party or by which it is bound. The execution, delivery and performance of this Agreement, the Investor Rights Agreement, the Co-Sale Agreement and the Voting Agreement and the consummation of the transactions contemplated hereby and thereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract or an event that results in the creation of any lien, charge or encumbrance upon any assets of the Company or the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit, license, authorization, or approval applicable to the Company, its business or operations or any of its assets or properties.

          2.12 Agreements; Action.
               ------------------

               (a) There are no instruments, judgments, orders, writs, agreements, decrees or contracts to which the Company is a party or by which it is bound (including purchase orders to the Company or placed by the Company) that may involve (i) obligations (contingent or otherwise) of, or payments to the Company in excess of $25,000, or (ii) the license of any patent, copyright, trade secret or other proprietary right to or from the Company, or (iii) provisions restricting the development or distribution of the Company's products or services, except those set forth on the Schedule of Exceptions, copies of which have been provided to special counsel to the Purchasers (the "Contracts"). All of the Contracts are valid, binding and in full force and effect in all material respects and enforceable by the Company in accordance with their respective terms in all material respects, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies. The Company is not in material default under any of such Contracts. To the best knowledge of the Company, no other party to any of the Contracts is in material default thereunder.

               (b) The Company has not (i) declared or paid any dividends or authorized or made any distribution upon or with respect to any class or series of its capital stock, (ii) incurred any indebtedness for money borrowed or any other liabilities individually in excess of $25,000 or, in the case of indebtedness and/or liabilities individually less than $25,000, in excess of $50,000 in the aggregate, (iii) made any loans or advances to any person, other than ordinary advances for travel expenses, or (iv) sold, exchanged or otherwise disposed of any of its assets or rights.

               (c) For the purposes of subsections (a) and (b) above, all indebtedness, liabilities, agreements, understandings, instruments, contracts and proposed transactions involving the same person or entity (including persons or entities the Company has reason to believe are affiliated therewith) shall be aggregated for the purpose of meeting the individual minimum dollar amounts of such subsections.

          2.13 Related-Party Transactions.  Except as set forth in the
               --------------------------
Schedule of Exceptions, no employee, officer, director, or, to the Company's best knowledge, shareholder of the Company or member of his or her immediate family is indebted to the Company, nor is the Company indebted (or committed to make loans or extend or guarantee credit) to any of them. To the best of the Company's knowledge, none of such persons has any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship, or any firm or corporation that competes with the Company, except that employees, officers, or directors of the Company and members of their immediate families may own stock in publicly traded companies that may compete with the Company. No employee, officer, or director of the Company or member of his or her immediate family is directly or indirectly interested in any material contract with the Company. The Company is not guarantor or indemnitor of any indebtedness of any other person, firm or corporation.

          2.14 Permits.  The Company has all franchises, permits, licenses,
               -------
and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could materially and adversely affect the financial condition or results of operations of the Company, and the Company believes it can obtain, without undue burden or expense, any similar authority for the conduct of its business as proposed to be conducted. The Company is not in default in any material respect under any of such franchises, permits, licenses, or other similar authority.

          2.15 Title to Property and Assets.  The Company owns its property
               ----------------------------
and assets free and clear of all mortgages, liens, loans and encumbrances, except such encumbrances and liens that arise in the ordinary course of business and do not materially impair the Company's ownership or use of such property or assets and such property and assets are in good working condition. With respect to the property and assets it leases, the Company is in compliance with such leases and, to the best of its knowledge, holds a valid leasehold interest free of any liens, claims or encumbrances. Subject to ordinary wear and tear, all facilities, machinery, equipment, fixtures, vehicles and other properties owned, leased or used by the Company are in good operating condition and repair and are reasonably fit and usable for the purposes for which they are being used.

          2.16 Employee Benefit Plans.  The Company does not have any Employee
               ----------------------
Benefit Plan as defined in the Employee Retirement Income Security Act of 1974, as amended.

          2.17 Labor Agreements and Actions.  The Company is not bound by or
               ----------------------------
subject to (and none of its assets or properties is bound by or subject to) any written or oral, express or implied, contract, commitment or arrangement with any labor union, and no labor union has requested or, to the best of the Company's knowledge, has sought to represent any of the employees, representatives or agents of the Company. There is no strike or other labor dispute involving the Company pending, or to the best of the Company's knowledge, threatened, that could have a material adverse effect on the financial condition or results of operations of the Company, nor is the Company aware of any labor organization activity involving is the employees. The Company is not aware that any officer or key employee, or that any group of key employees, intends to terminate their employment with the Company, nor does the Company have a present intention to terminate the employment of any of the foregoing. The employment of each officer and employee of the Company is terminable at the will of the Company and the Company has no Employment Agreements with any officer or employee.

          2.18 Registration Rights.  Except as provided in the Investor
               -------------------
Rights Agreement, the Company has not granted or agreed to grant any registration rights, including piggyback rights, to any person or entity.

          2.19 Financial Statements.  The Company has made available to each
               --------------------
Purchaser the Company's audited balance sheet as of September 30, 1997, and its audited profit and loss statement for the fiscal year ended September 30, 1997 (the "Financial Statements"). To the Company's knowledge, the Financial Statements are true and correct in all material respects. Such Financial Statements have been prepared in good faith in accordance with generally accepted accounting principles (consistently followed throughout the period indicated). The

Financial Statements present fairly the Company's financial position and results of operations and reflect all material liabilities, contingent or otherwise, at the date thereof subject where appropriate to normal year-end adjustments.

          2.20 Tax Returns and Payments. The Company has filed all tax returns
               ------------------------
and reports as required by law. The Company has paid all taxes and other assessments shown to be due thereon, except for those for which extensions have been obtained that are listed in the Schedule of Exceptions.

          2.21 Full Disclosure.  This Agreement, the Exhibits hereto, the Co-
               ---------------
Sale Agreement, the Investor Rights Agreement, the Voting Agreement and all other documents delivered by the Company to the Purchasers or their attorneys or agents in connection herewith or therewith or with the transactions contemplated hereby or thereby, as amended for each Closing, do not contain any untrue statement of a material fact nor, to the Company's knowledge, omit to state a material fact necessary in order to make the statements contained herein or therein not misleading. The Company has fully provided each Purchaser with all the information which such Purchaser has requested for deciding whether to purchase the Securities and all information that the Company believes is reasonably necessary to make such decision.

          2.22 Compliance with Laws.  To its knowledge, the Company is not in
               --------------------
violation of any applicable statute, rule, regulation, order or restriction of any domestic or foreign government or any instrumentality or agency thereof in respect of the conduct of its business or the ownership of its properties which violation would materially and adversely affect the business, assets, liabilities, financial condition, operations or prospects of the Company. No governmental orders, permissions, consents, approvals or authorizations are required to be obtained and no registrations or declarations are required to be filed in connection with the execution and delivery of this Agreement and the issuance of the Shares or the Conversion Shares, except such as has been duly and validly obtained or filed, or with respect to any filings that must be made after the Closing, as will be filed in a timely manner.

          2.23 Obligations of Management.  Each officer of the Company is
               -------------------------
currently devoting one hundred percent (100%) of his business time to the conduct of the business of the Company. The Company is not aware of any officer or key employee of the company planning to work less than full time at the Company in the future.

          2.24 Insurance.  The Company has in full force and effect fire and
               ---------
casualty insurance policies and insurance against other hazards, risks and liabilities to persons and property to the extent and in the manner customary for companies in similar businesses similarly situated.

          2.25 Qualified Small Business. The Company qualifies as a "Qualified
               ------------------------
Small Business" as defined in Section 1202(d) of the Internal Revenue Code of 1986, as amended (the "Code").

          2.26 Small Business Concern.    The Company, together with its
               ----------------------
affiliates (as that term is defined in 13 C.F.R. (S)121.103), is a "small business concern" within the meaning of the Small Business Investment Act of 1958, as amended, and the regulations promulgated thereunder (the "Small Business Investment Act") and Part 121 of Title 13 of the United States Code of Federal Regulations ("CFR"). The information provided by the Company to each Purchaser that is a licensed Small Business Investment Company (each, an "SBIC Purchaser") on Small Business Administration ("SBA") Forms 480, 652 and 1031 delivered in connection herewith is accurate and complete in all material respects.

          2.27 Not An Investment Company.  The Company is not an investment
               -------------------------
company within the meaning of the Investment Company Act of 1940, as amended.

          2.28 Changes in Conditions. Since September 30, 1997, and other than
               ---------------------
as provided in the Schedule of Exception, there has not been to the Company's knowledge:

               a. Any change in the assets, liabilities, financial condition or operations of the Company from that reflected in the Financial Statements, other than changes in the ordinary course of business, none of which individually or in the aggregate has had or is expected to have a material adverse effect on such assets, liabilities, financial condition or operations of the Company;

               b. Any resignation or termination of any key officers of the Company; and the Company, to the best of its knowledge, does not know of the impending resignation or termination of employment of any such officer;

               c. Any material change, except in the ordinary course of business, in the contingent obligations of the Company by way of guaranty, endorsement, indemnity, warranty or otherwise;

               d. Any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the properties, business or prospects or financial condition of the Company;

               e. Any waiver by the Company of a material right or of a material debt owed to it;

               f. Any direct or indirect loans made by the Company to any shareholder, employee, officer or director of the Company, other than advances made in the ordinary course of business;

               g. Any material change in any compensation arrangement or agreement with any employee, officer, director or shareholder;

               h. Any declaration or payment of any dividend or other distribution of the assets of the Company;

               i. Any debt, obligation or liability incurred, assumed or guaranteed by the Company, except those for immaterial amounts and for current liabilities incurred in the ordinary course of business;

               j. Any change in any material agreement to which the Company is a party or by which it is bound which materially and adversely affects the business, assets, liabilities, financial condition, operations or prospects of the Company, including compensation agreements with the Company's employees; or

               k. Any other event or condition of any character that, either individually or cumulatively, has materially and adversely affected the business, assets, liabilities, financial condition, operations or prospects of the Company.

          2.29 Corporate Documents, Minute Books. Except for amendments
               ---------------------------------
necessary to satisfy representations and warranties or conditions contained herein (the form of which amendments has been approved by the Purchasers), the Restated Articles, Certificate of Amendment and Bylaws of the Company are in the form provided to the Purchasers upon their request. The minute books of the Company provided to the Purchasers upon their request contain a complete summary of all meetings of directors and shareholders since the time of incorporation of the Company.

          2.30 Real Property Holding Corporation.  The Company is not a "real
               ---------------------------------
property holding corporation" within the meaning of Section 897(c)(2) of the Internal Revenue Code of 1986, as amended.

     3.   Representations and Warranties of the Purchasers.  Each Purchaser
          ------------------------------------------------
hereby represents and warrants, severally, that:

          3.1  Authorization.  Such Purchaser has full power and authority to
               -------------
enter into this Agreement, the Investor Rights Agreement, the Co-Sale Agreement and the Voting Agreement and each such Agreement constitutes its valid and legally binding obligation, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and (iii) to the extent the indemnification provisions contained in the Investor Rights Agreement may be limited by applicable federal or state securities laws and (iv) with respect to the Voting Agreement, to the extent such agreements generally are unenforceable under the laws of the State of California.

          3.2  Purchase Entirely for Own Account. This Agreement is made with
               ---------------------------------
such Purchaser in reliance upon such Purchaser's representation to the Company, which by such Purchaser's execution of this Agreement such Purchaser hereby confirms, that the Securities, the Series C Preferred Stock issuable upon exercise of the Warrants and the Common Stock issuable upon conversion of the Series C Preferred Stock purchased hereunder or issuable upon conversion of the Series C Preferred Stock issuable upon exercise of the Warrants (collectively, the "Shares") will be acquired for investment for such Purchaser's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that such Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, such Purchaser further represents that such Purchaser does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Shares.

          3.3  Disclosure of Information. Such Purchaser believes it has
               -------------------------
received all the information it considers necessary or appropriate for deciding whether to purchase the Securities. Such Purchaser further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities and the business, properties, prospects, financial condition and results of operations of the Company.

          3.4  Investment Experience. Such Purchaser is an investor in
               ---------------------
securities of companies in the development stage and acknowledges that he is able to fend for himself, can bear the economic risk of his investment, and has such knowledge and experience in financial or business matters that he is capable of evaluating the merits and risks of the investment in the Securities. If other than an individual, Purchaser also represents it has not been organized for the purpose of acquiring the Securities.

          3.5  Accredited Investor. Such Purchaser is an "accredited investor"
               -------------------
within the meaning of Securities and Exchange Commission ("SEC") Rule 501 of Regulation D under the Act, as presently in effect.

          3.6  Restricted Securities.  Such Purchaser understands that the
               ---------------------
Securities it is purchasing are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Act only in certain limited circumstances. In this connection, such Purchaser represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

          3.7  Further Limitations on Disposition.  Without in any way
               ----------------------------------
limiting the representations set forth above, such Purchaser further agrees not to make any disposition of all or any portion of the Securities unless and until the transferee has agreed in writing for the benefit of the Company to be bound by this Section 3, the Investor Rights Agreement, the Co-Sale Agreement and the Voting Agreement and:

               (a) There is then in effect a Registration Statement under the Act covering such proposed disposition and such disposition is made in accordance with such Registration Statement; or

               (b) (i) Such Purchaser shall have notified the Company of the proposed disposition and shall have furnished the Company, if reasonably requested by the Company, with an opinion of counsel, reasonably satisfactory to the Company that such disposition will not require registration of such shares under the Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 except in unusual circumstances.

               (c) Notwithstanding the provisions of paragraphs (a) and (b) above, no such registration statement or opinion of counsel shall be necessary for a transfer by a Purchaser that is a partnership to an affiliated partnership or to a partner of such partnership or affiliated partnership or a retired partner of such partnership or affiliated partnership who retires after the date hereof, or to the estate of any such partner or retired partner or the transfer by gift, will or intestate succession of any partner to his or her spouse or to the siblings, lineal descendants or ancestors of such partner or his or her spouse, if the transferee agrees in writing to be subject to the terms hereof to the same extent as if he or she were an original Purchaser hereunder.

          3.8  Legends. It is understood that the certificates evidencing the
               -------
Shares may bear one or all of the following legends:

               (a) "These securities have not been registered under the Securities Act of 1933, as amended. They may not be sold, offered for sale, pledged or hypothecated in the absence of a registration statement in effect with respect to the securities under such Act or an opinion of counsel satisfactory to the Company that such registration is not required or unless sold pursuant to Rule 144 of such Act."

               (b) Any legend required by the laws of the State of California, including any legend required by the California Department of Corporations and Sections 417 and 418 of the California Corporations Code.

     4.   California Commissioner of Corporations.
          ---------------------------------------

          4.1  Corporate Securities Law. THE SALE OF THE SECURITIES THAT ARE THE
               ------------------------
SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION FOR SUCH SECURITIES PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

     5.   Conditions of Purchaser's Obligations at Closing. The obligations of
          ------------------------------------------------
each Purchaser under this Agreement are subject to the fulfillment on or before the applicable Closing Date of each of the following conditions:

          5.1  Representations and Warranties. Subject to any Schedule of
               ------------------------------
Exceptions delivered to Purchasers in connection with each applicable Closing, the representations and warranties of the Company contained in Section 2 shall be true on and as of the applicable

Closing Date with the same effect as though such representations and warranties had been made on and as of such Closing Date.

          5.2  Performance.  The Company shall have performed and complied with
               -----------
all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the applicable Closing Date.

          5.3  Compliance Certificate.  The President of the Company shall
               ----------------------
deliver to each Purchaser at the Closing a certificate stating that the conditions specified in Sections 5.1 and 5.2 have been fulfilled.

          5.4  Qualifications.  All authorizations, approvals, or permits, if
               --------------
any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall be duly obtained and effective as of the applicable Closing Date.

          5.5  Proceedings and Documents. All corporate and other proceedings
               -------------------------
in connection with the transactions contemplated at the applicable Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to the Purchasers or to the Purchasers' special counsel, and they shall have received all such counterpart original and certified or other copies of such documents as they may reasonably request.

          5.6  Restated Articles. The Company shall have filed the Restated
               -----------------
Articles with the Secretary of State of California and, in the case of any Subsequent Closing, the Company shall have filed the Certificate of Amendment with the Secretary of State of California.

          5.7  Board of Directors.  The directors of the Company shall consist
               ------------------
of two members to be elected by the holders of a majority of the Common Stock, whose initial designees shall be Eric Christensen and Gregory A. Jones, one member to be elected by the holders of a majority of the Series A Preferred Stock, whose initial designee shall be Dwight Morita, two members to be elected by the holders of a majority of the Series B and B-1 Preferred Stock, whose initial designees shall be Gregory George and Douglas Stern and one member to be elected by the holders of a majority of the Series C and C-1 Preferred Stock, whose initial designee shall be Steven Eskenazi.

          5.8  Opinion of Company Counsel. Each Purchaser shall have received
               --------------------------
from Venture Law Group, counsel for the Company, an opinion, dated as of the applicable Closing Date, in the form attached hereto as Exhibit F.

          5.9  Investor Rights Agreement.  The Purchasers shall have been added
               -------------------------
as "Investors" under the Investor Rights Agreement.

          5.10 Co-Sale Agreement.  The Purchasers shall have been added as
               -----------------
"Investors" under the Co-Sale Agreement.

          5.11 Voting Agreement. The Purchasers shall have been added as
               ----------------
"Parties" under the Voting Agreement.

          5.12 SBA Documents. The Company shall have executed and delivered to
               -------------
each SBIC Purchaser a Size Status Declaration on SBA Form 480 and an Assurance of Compliance on SBA Form 652, and shall have provided to each such Purchaser information necessary for the preparation of a Portfolio Financing Report on SBA Form 1031.


          5.13 Settlement Agreement. The Company and the Initial Purchasers
               --------------------
shall have executed and delivered the Settlement Agreement, Release and Covenant Not to Sue in the form attached hereto as Exhibit G (the "Settlement Agreement").


     6.  Conditions of the Company's Obligations at Closing. The obligations of
         --------------------------------------------------
the Company to each Purchaser under this Agreement are subject Company's Obligations at to the fulfillment on or before the applicable Closing Date of each of the following Closing conditions by that Purchaser:


          6.1  Representations and Warranties. The representations and
               ------------------------------
warranties of the Purchaser contained in Section 3 shall be true on and as of the applicable Closing Date with the same effect as though such representations and warranties had been made on and as of the applicable Closing Date.

          6.2  Payment of Purchase Price.  The Purchaser shall have delivered
               -------------------------
the purchase price specified in Section 1.1 .

          6.3  Qualifications.  All authorizations, approvals, or permits, if
               --------------
any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall be duly obtained and effective as of the applicable Closing Date.

          6.4  Settlement Agreement. Each of the Initial Purchasers shall have
               --------------------
executed and delivered the Settlement Agreement.

     7.  Covenants of Company.
         --------------------

         7.1  Board Observer Rights. The holders of at least 750,000 shares of
              ---------------------
Series C Preferred Stock (appropriately adjusted for stock dividends, stock splits, reverse stock splits, and capitalizations or similar transactions) shall each be entitled to designate a representative to attend all meetings of the Company's Board of Directors in a non-voting observer capacity, and, in this respect, the Company shall give each of them copies of all notices, minutes, consents and other materials that it provides to its directors; provided, however, that each such holder agrees to hold in confidence and trust all information so provided and to execute standard confidentiality agreements with respect to such information if requested to do so by the Company. Holders of at least 250,000 shares of Series C Preferred Stock (appropriately adjusted for stock dividends, stock splits, reverse stock splits, recapitalizations or similar transactions) shall be entitled to receive copies of all materials distributed to the Board of Directors; provided, however, that each such holder agrees to hold in confidence and trust all information so provided and to execute standard confidentiality agreements with respect to such information if requested to do so by the Company.

     7.2. Compliance with Small Business Investment Act. The Company agrees
          ---------------------------------------------
to provide each SBIC Purchaser with sufficient information to permit each such Purchaser to comply with its obligations under the Small Business Investment Act; provided however, each SBIC Purchaser agrees that it will protect any information which the Company labels as confidential. Within 90 days following each Closing and within 90 days after the end of each calendar year during which the proceeds from the sale of the Securities are being applied, the Company shall provide to each SBIC Purchaser upon request a certificate of its chief financial officer describing the use of such proceeds is in accordance with
Section 7.5 below. The Company shall provide each SBIC Purchaser and the SBA reasonable access to the Company's books and records for the purpose of confirming the use of the proceeds received hereunder.

     7.3  Use of Proceeds. The Company agrees to use the investment proceeds
          ---------------
from each SBIC Purchaser for working capital purposes or to otherwise finance the anticipated growth of the Company, and not for any purpose for which a small business concern is prohibited from providing funds pursuant to 13 CFR Part
107.720. If the Company shall, without the consent of each SBIC Purchaser, use the proceeds from the securities purchased hereunder for a purpose not described above, each SBIC Purchaser may demand that the Company repurchase its securities purchased hereunder at a price equal to the purchase price paid for such securities as required by SBA Regulation Section 107.305.

     7.4  Business Activity. For a period of one year following the Initial
          -----------------
Closing, the Company shall not change the nature of its business activity if such change would render the Company ineligible as a small business concern. The Company acknowledges and agrees that upon any breach of the covenant set forth in this Section 7.4, each SBIC Purchaser shall be entitled (in addition to all of its other rights and remedies, including the right to sue for damages) to require rescission of this Agreement and immediate repayment in full of the purchase price for the securities purchased by such SBIC Purchaser hereunder.

     7.5  Non-Discrimination Compliance. So long as an SBIC Purchaser holds
          -----------------------------
any securities of the Company, the Company will at all times comply with the non-discrimination requirements of 13 C.F.R. Parts 112, 113 and 117.

     7.6  Qualified Small Business Stock. The Company covenants that so long
          ------------------------------
as any of Securities or the Series C-1 Preferred Stock or Common Stock into which such Securities are converted or exercised, as the case may be, are held by a SBIC Purchaser (or a transferee in whose hands such Securities, Series C-1 Preferred Stock or Common Stock are eligible to qualify as Qualified Small Business Stock as defined in Section 1202(c) of the Code), it will use its reasonable efforts (including complying with any applicable filing or reporting requirements imposed by the Code on issuers of Qualified Small Business Stock) to cause the Securities, Series C-1 Preferred Stock or the Common Stock into which such shares are converted or exercised, as the case may be, to qualify as Qualified Small Business Stock; provided, however, that "reasonable efforts" as used in this Section 7.6 shall not be construed to require the Company to operate its business in a manner which would adversely affect its business, limit its future prospects or alter the timing or resource allocation related to its planned operations or financing activities.

     8.   Finder's Fee. Each Purchaser agrees to indemnify and to hold harmless
          ------------
the Company from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which such Purchaser or any of its officers, partners, employees, or representatives is responsible. The Company agrees to indemnify and hold harmless each Purchaser from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

     9.   Miscellaneous.
          -------------

          9.1  Survival of Warranties. The warranties, representations and
               ----------------------
covenants of the Company and Purchasers contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing.

          9.2  Successors and Assigns. Except as otherwise provided herein,
               ----------------------
the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

          9.3  Governing Law. This Agreement shall be governed by and
               -------------
construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

          9.4  Counterparts. This Agreement may be executed in two or more
               ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          9.5  Titles and Subtitles. The titles and subtitles used in this
               --------------------
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

          9.6  Notices.
               -------

               (a) All notices, requests, demands and other communications under this Agreement or in connection herewith shall be given to or made upon the respective parties as follows:

     To the Company:     WorldRes, Inc.
                         66 Bovet, Suite 100
                         San Mateo, CA 94402

                         Telephone: (650) 372-1700
                         Telecopy:  (650) 372-1701

                         Attention: Gregory A. Jones

                         with a copy to:

                         Venture Law Group
                         A Professional Corporation
                         2800 Sand Hill Road
                         Menlo Park, CA 94025

                         Telephone: (650) 854-4488
                         Telecopy:  (650) 233-8386
                         Attention: Joshua Pickus

     To a Purchaser:     At such Purchaser's address as provided to the Company.

               (b) All notices, requests, demands and other communications given or made in accordance with the provisions of this Agreement shall be in writing, and shall be sent by airmail, return receipt requested, or by telex or telecopy (facsimile) with confirmation of receipt, and shall be deemed to be given or made when receipt is so confirmed.

               (c) Any party may, by written notice (in accordance with this Section 9.6) to the other, alter its address.

          9.7  Amendments and Waivers.  Any term of this Agreement may be
               ----------------------
amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of at least sixty percent (60%) of the Common Stock issued or issuable upon conversion of the issued shares of Series C Preferred Stock; provided, however, that no such waiver or amendment shall reduce the aforesaid proportion of Series C Preferred Stock, the holders of which are required to consent to any waiver or supplemental agreement, without the consent of the record holders of all of the issued shares of Series C Preferred Stock. Upon the effectuation of each such waiver or amendment, the Company shall promptly give written notice thereof to the record holders of the issued shares of Series C Preferred Stock who have not previously consented thereto in writing. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding (including securities into which such securities are convertible), each future holder of all such securities, and the Company.

          9.8  Severability.  If one or more provisions of this Agreement are
               ------------
held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

          9.9   Aggregation of Stock. All shares of the Preferred Stock held or
                --------------------
acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

          9.10  Expenses. The Company and each Purchaser shall each bear its
                --------
respective expenses and legal fees incurred with respect to this Agreement and the transactions contemplated hereby provided that the Company shall pay the reasonable fees and expenses of one counsel to the Purchasers not to exceed Fifteen Thousand Dollars ($15,000).

          9.11  Delays or Omissions. No delay or omission to exercise any right,
                -------------------
power or remedy accruing to the Company or to any holder of any securities issued or to be issued hereunder shall impair any such right, power or remedy of the Company or such holder, nor shall it be construed to be a waiver of any breach or default under this Agreement, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any delay or omission to exercise any right, power or remedy or any waiver of any single breach or default be deemed a waiver of any other right, power or remedy or breach or default theretofore or thereafter occurring. All remedies, either under this Agreement, or by law otherwise afforded to the Company or any holder, shall be cumulative and not alternative.

                           [SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                                   WORLDRES, INC.


                                   By: /s/ Gregory A. Jones
                                       --------------------------
                                       Gregory A. Jones, President


                       SIGNATURE PAGE TO WORLDRES, INC.
       AMENDED AND RESTATED SERIES C PREFERRED STOCK PURCHASE AGREEMENT

                                   PURCHASERS:

                                   Apax Partners & Co. Beteiligungsberatung AG


                                   Printed Name:

                                   Max Burger-Calderon
                                   ---------------------------------------------

                                   Signature:  /s/ Max Burger-Calderon
                                              ----------------------------------
                                   Title (if applicable): Partner
                                                          ----------------------

                       SIGNATURE PAGE TO WORLDRES, INC.
       AMENDED AND RESTATED SERIES C PREFERRED STOCK PURCHASE AGREEMENT

                                  PURCHASERS:


                                  Printed Name:

                                  Bayview Investors, Ltd
                                  ---------------------------------------------

                                  Signature: /s/ Illegible
                                             -----------------------------------
                                  Title (if applicable): Chief Financial Officer
                                                         -----------------------

                       SIGNATURE PAGE TO WORLDRES, INC.
       AMENDED AND RESTATED SERIES C PREFERRED STOCK PURCHASE AGREEMENT

                         PURCHASERS:


                         Printed Name:

                         Dr. Heister Beteiligungsgesellschaft HBG
                         ----------------------------------------

                         Signature: /s/ Illegible
                                    -----------------------------
                         Title (if applicable):  Pres.
                                                -----------------

                       SIGNATURE PAGE TO WORLDRES, INC.
       AMENDED AND RESTATED SERIES C PREFERRED STOCK PURCHASE AGREEMENT

                                        PURCHASERS:


                                        Printed Name:
                                                       John Elliott
                                        --------------------------------------

                                        Signature: /s/ John Elliott
                                                   ---------------------------
                                        Title (if applicable):________________


                       SIGNATURE PAGE TO WORLDRES, INC.
       AMENDED AND RESTATED SERIES C PREFERRED STOCK PURCHASE AGREEMENT

                              PURCHASERS:


                              Printed Name:

                              Fayez Sarofim Investment Partnership No. 5, L.P.
                              ------------------------------------------------

                              Signature: /s/ Raye G. White
                                         -------------------------------------
                                           Ray G. White

                              Title (if applicable): Executive Vice President,
                                                     -------------------------
                                                     Secretary-Treasurer
                                                     FSI No. 2 Corporation,
                                                     General Partner

                       SIGNATURE PAGE TO WORLDRES, INC.
       AMENDED AND RESTATED SERIES C PREFERRED STOCK PURCHASE AGREEMENT

                                        PURCHASERS:



                                        Printed Name:


                                        Matt Gohd
                                        --------------------------------------

                                        Signature: /s/ M. Gohd
                                                   ---------------------------

                                        Title (if applicable):________________


                       SIGNATURE PAGE TO WORLDRES, INC.
       AMENDED AND RESTATED SERIES C PREFERRED STOCK PURCHASE AGREEMENT

                                          PURCHASERS


                                          Printed Name:

                                          DAN LYNCH
                                          ------------------------------------


                                          Signature: /s/ Dan Lynch
                                                     -------------------------
                                          Title (if applicable):______________


                        SIGNATURE PAGE TO WORLDRES, INC.
        AMENDED AND RESTATED SERIES C PREFERRED STOCK PURCHASE AGREEMENT

                                          PURCHASERS


                                          Printed Name:

                                          Dr. PETER MAY
                                          ------------------------------------


                                          Signature: /s/ Dr. Peter May
                                                     -------------------------
                                          Title (if applicable):______________


                        SIGNATURE PAGE TO WORLDRES, INC.
        AMENDED AND RESTATED SERIES C PREFERRED STOCK PURCHASE AGREEMENT

                                          PURCHASERS


                                          Printed Name:

                                          PHILIP J. MONEGO, Sr.
                                          ------------------------------------

                                          Signature: /s/ Philip J. Monego
                                                     -------------------------
                                          Title (if applicable):______________


                        SIGNATURE PAGE TO WORLDRES, INC.
        AMENDED AND RESTATED SERIES C PREFERRED STOCK PURCHASE AGREEMENT

                                        PURCHASERS

                                        Net Partners Limited


                                        Printed Name:

                                        FAUSTO BONI
                                        ----------------------------------------

                                        Signature: /s/ Fausto Boni
                                                   -----------------------------
                                        Title (if applicable): Managing Director
                                                               -----------------


                        SIGNATURE PAGE TO WORLDRES, INC.
        AMENDED AND RESTATED SERIES C PREFERRED STOCK PURCHASE AGREEMENT

                                        PURCHASERS


                                        Printed Name:

                                        NOMINA S.A.
                                        ----------------------------------------

                                        Signature: /s/ Eric Isaac
                                                   -----------------------------
                                        Title (if applicable): Managing Director
                                                               -----------------


                        SIGNATURE PAGE TO WORLDRES, INC.
        AMENDED AND RESTATED SERIES C PREFERRED STOCK PURCHASE AGREEMENT

                                          PURCHASERS


                                          Printed Name:

                                          JOSHUA PICKUS
                                          ------------------------------------

                                          Signature: /s/ Joshua Pickus
                                                     -------------------------
                                          Title (if applicable):______________



                        SIGNATURE PAGE TO WORLDRES, INC.
        AMENDED AND RESTATED SERIES C PREFERRED STOCK PURCHASE AGREEMENT

                                    PURCHASERS


                                    Printed Name:

                                    GARY BLAUER
                                    -------------------------------------------

                                    Signature: /s/ Gary Blauer
                                               --------------------------------
                                    Title (if applicable): Vice President
                                                           --------------------
                                    Piper Jaffray Technology Capital SBIC, L.P.


                        SIGNATURE PAGE TO WORLDRES, INC.
        AMENDED AND RESTATED SERIES C PREFERRED STOCK PURCHASE AGREEMENT

                                          PURCHASERS


                                          Printed Name:

                                          PRESTON ROPER
                                          ------------------------------------

                                          Signature: /s/ Preston Roper
                                                     -------------------------
                                          Title (if applicable):______________


                        SIGNATURE PAGE TO WORLDRES, INC.
        AMENDED AND RESTATED SERIES C PREFERRED STOCK PURCHASE AGREEMENT

                                    PURCHASERS


                                    Printed Name:

                                    DOUGLAS STERN
                                    --------------------------------------------

                                    Signature: /s/ Douglas Stern
                                               ---------------------------------

                                    Title (if applicable): CEO, Scripps Ventures
                                                           ---------------------

                        SIGNATURE PAGE TO WORLDRES, INC.
        AMENDED AND RESTATED SERIES C PREFERRED STOCK PURCHASE AGREEMENT

                                          PURCHASERS

                                          Technology Fund II Pte Ltd


                                          Printed Name:

                                          TAN TAHN JOO
                                          ------------------------------------

                                          Signature: /s/ Tan Tahn Joo
                                                     -------------------------
                                          Title (if applicable): Director
                                                                 -------------

                        SIGNATURE PAGE TO WORLDRES, INC.
        AMENDED AND RESTATED SERIES C PREFERRED STOCK PURCHASE AGREEMENT

                                          PURCHASERS

                                          Technology Funding Partners III, L.P.
                                          By:  Technology Funding Inc.,
                                          Its:  Managing General Partner

                                          By: /s/ Gregory T. George
                                              ---------------------------------
                                              Gregory T. George, Vice President


                                          Technology Funding Partners IV,
                                          an Aggressive Growth Fund, L.P.
                                          By:  Technology Funding Inc.,
                                          Its:  Managing General Partner

                                          By: /s/ Gregory T. George
                                              ---------------------------------
                                              Gregory T. George, Vice President


                                          Technology Funding Partners V,
                                          an Aggressive Growth Fund, L.P.
                                          By:  Technology Funding Inc.,
                                          Its:  Managing General Partner

                                          By: /s/ Gregory T. George
                                              ---------------------------------
                                              Gregory T. George, Vice President


                        SIGNATURE PAGE TO WORLDRES, INC.
        AMENDED AND RESTATED SERIES C PREFERRED STOCK PURCHASE AGREEMENT

                                          PURCHASERS


                                          Printed Name:

                                          ____________________________________

                                          Signature:
                                                    __________________________
                                          Title (if applicable):______________


                                          VLG Investments 1997


                                          By: /s/ Mark Silverman
                                              --------------------------------
                                              Mark L. Silverman

                                          Title:   Partner


                        SIGNATURE PAGE TO WORLDRES, INC.
        AMENDED AND RESTATED SERIES C PREFERRED STOCK PURCHASE AGREEMENT

                                          PURCHASERS

                                          Walden EDB Partners, L.P.
                                          Walden Japan Partners, L.P.

                                          Printed Name:

                                          LIP-BU TAN
                                          ------------------------------------

                                          Signature: /s/ Lip-Bu Tan
                                                     -------------------------
                                          Title (if applicable):______________

                              PURCHASERS

                              Walden Media Information and Technology Fund, L.P. Walden Technology Ventures II, L.P.
                              Walden-SBIC, L.P.

                              Printed Name:

                              ARTHUR S. BERLINER
                              --------------------------------------

                              Signature: /s/ Arthur S. Berliner
                                        ----------------------------
                              Title (if applicable):  GP
                                                    ----------------

                        SIGNATURE PAGE TO WORLDRES, INC.
        AMENDED AND RESTATED SERIES C PREFERRED STOCK PURCHASE AGREEMENT

                                        PURCHASERS


                                        Printed Name:

                                        STEVEN A. ZUCKERMAN
                                        -------------------------------------

                                        Signature:  /s/ Steven A. Zuckerman
                                                  ---------------------------
                                        Title (if applicable):_______________

                        SIGNATURE PAGE TO WORLDRES, INC.
        AMENDED AND RESTATED SERIES C PREFERRED STOCK PURCHASE AGREEMENT

                                   SCHEDULE A
                                   ----------

                             SCHEDULE OF PURCHASERS
                             ----------------------


                                                              --------------------------------------------------------------
Initial Closing on December 30, 1997                                                   CONSIDERATION
----------------------------------------------------------------------------------------------------------------------------
                                                       NO.                                         WARRANT
                                           NO.      WARRANT                                       PURCHASE
PURCHASER                                SHARES      SHARES     NOTES/(1)/        CASH             PRICE             TOTAL
----------------------------------------------------------------------------------------------------------------------------
Bayview Investors, Ltd.                   9,828       1,178   $   36,363.60   $           0      $   11.78    $   36,375.38
c/o Robertson Stephens & Co.
Attn: Jennifer Sherrill
555 California Street, 26th Floor
San Francisco, CA  94104
----------------------------------------------------------------------------------------------------------------------------
Fayez Sarofim Investment                252,887      30,313   $  187,500.00   $  748,181.90      $  303.13    $  935,985.03
Partnership No. 5, L.P.
c/o Fayez Sarofim & Co.
Attn:  David Pesikoff
2 Houston Center, Suite 2907
Houston, TX  77010
----------------------------------------------------------------------------------------------------------------------------
Dan Lynch                                32,432       3,887   $  119,998.40   $           0      $   38.87    $  120,037.27
c/o Lynch Enterprises
25660 LaLanne Court
Los Altos Hills, CA  94022
----------------------------------------------------------------------------------------------------------------------------
Philip J. Monego, Sr.                    27,027       3,239   $   99,999.90   $           0      $   32.39    $  100,032.29
811 Revere Way
[P.O. Box 620065]
Redwood City, CA  94062
---------------------------------------------------------------------------------------------------------------------------
Joshua Pickus                             1,351         161   $           0   $    4,998.70      $    1.61    $    5,000.31
c/o Venture Law Group
2800 Sand Hill Road
Menlo Park, CA  94025
---------------------------------------------------------------------------------------------------------------------------
Piper Jaffray Technology Capital        270,270      32,397   $           0   $  999,999.00      $  323.97    $1,000,322.97
SBIC, L.P.
c/o Piper Jaffray Ventures
Attn: Gary J. Blauer
222 South Ninth Street
Minneapolis, MN  55402
---------------------------------------------------------------------------------------------------------------------------
Scripps Ventures, LLC                   101,351      12,148   $  374,998.70   $           0      $  121.48    $  375,120.18
Attn:  Adam Rothstein
200 Madison Avenue
New York, NY  10016
---------------------------------------------------------------------------------------------------------------------------
Technology Funding Partners III,        139,358      16,704   $  140,625.00   $  374,999.60      $  167.04    $  515,791.64
L.P.
Attn:  Gregory George
2000 Alameda de las Pulgas
San Mateo, CA  94403
---------------------------------------------------------------------------------------------------------------------------
Technology Funding Venture               62,077       7,441   $   42,187.50   $  187,497.40      $   74.41    $  229,759.31
Partners IV, an Aggressive Growth
Fund, L.P.
Attn:  Gregory George
2000 Alameda de las Pulgas
San Mateo, CA  94403
---------------------------------------------------------------------------------------------------------------------------
Technology Funding Venture               51,942       6,226   $    4,687.50   $  187,497.90      $   62.26    $  192,247.66
Partners V, an Aggressive Growth
Fund, L.P.
Attn:  Gregory George
2000 Alameda de las Pulgas
San Mateo, CA  94403
---------------------------------------------------------------------------------------------------------------------------

__________________________________
(1)Consideration listed in this column represents conversion of outstanding principal amounts payable under Convertible Promissory Notes dated October 10, 1997.

                                                              --------------------------------------------------------------
Initial Closing on December 30, 1997                                                   CONSIDERATION
----------------------------------------------------------------------------------------------------------------------------
                                                       NO.                                         WARRANT
                                           NO.      WARRANT                                       PURCHASE
PURCHASER                                SHARES      SHARES     NOTES/(1)/        CASH             PRICE             TOTAL
----------------------------------------------------------------------------------------------------------------------------
VLG Investments 1997                      4,054         485   $           0   $   14,999.80      $    4.85    $   15,004.65
c/o Venture Law Group
Attn:  Linda Glisson
2800 Sand Hill Road
Menlo Park, CA  94025
---------------------------------------------------------------------------------------------------------------------------
Walden EDB Partners, L.P.                27,027       3,239   $           0   $   99,999.90      $   32.39    $  100,032.29
c/o Walden
Attn:  Shirley Chan
750 Battery Street, 7th Floor
San Francisco, CA  94111
---------------------------------------------------------------------------------------------------------------------------
Walden Japan Partners, L.P.              27,027       3,239   $           0   $   99,999.90      $   32.39    $  100,032.29
c/o Walden
Attn:  Shirley Chan
750 Battery Street, 7th Floor
San Francisco, CA  94111
---------------------------------------------------------------------------------------------------------------------------
Walden Media Information and            540,540      64,794   $           0   $1,999,998.00      $  647.94    $2,000,645.94
 Technology Fund, L.P.
c/o Walden
Attn:  Shirley Chan
750 Battery Street, 7th Floor
San Francisco, CA  94111
---------------------------------------------------------------------------------------------------------------------------
Walden Technology Ventures II, L.P.      43,243       5,183   $           0   $  159,999.10      $   51.83    $  160,050.93
c/o Walden
Attn:  Shirley Chan
750 Battery Street, 7th Floor
San Francisco, CA  94111
---------------------------------------------------------------------------------------------------------------------------
Walden-SBIC, L.P.                       172,972      20,734   $           0   $  639,996.40      $  207.34    $  640,203.74
c/o Walden
Attn:  Shirley Chan
750 Battery Street, 7th Floor
San Francisco, CA  94111
---------------------------------------------------------------------------------------------------------------------------
Steven A. Zuckerman                       1,093         131   $    4,044.10   $           0      $    1.31    $    4,045.41
c/o McCown Deleeuw & Co.
3000 Sand Hill Road
Menlo Park, CA  94025
---------------------------------------------------------------------------------------------------------------------------
               TOTAL:                 1,764,479     211,499   $1,010,404.70   $5,518,167.60      $2,114.99    $6,530,687.29
---------------------------------------------------------------------------------------------------------------------------

                                                                     ---------------------------------------------------------
Subsequent Closing on March 16, 1998                                                      CONSIDERATION
------------------------------------------------------------------------------------------------------------------------------
                                                                                                        WARRANT
                                        NO.            NO. WARRANT                                     PURCHASE
PURCHASER                             SHARES             SHARES      NOTES /(2)/        CASH             PRICE       TOTAL
------------------------------------------------------------------------------------------------------------------------------
Apax Partners & Co.                   67,559               8,098     $         0   $  249,968.30        $ 80.98  $  250,049.28
Beteiligungsberatung AG
Attn:  Max Burger-Calderon and
Peter Blumenwitz
Bahnhofstrasse 17
CH-8702 Zollikon
Zurich, Switzerland
------------------------------------------------------------------------------------------------------------------------------
Bayview Investors, Ltd.                8,326                 998     $         0   $   30,806.20        $  9.98  $   30,816.18
c/o Robertson Stephens & Co.
Attn: Jennifer Sherrill
555 California Street, 26th Floor
San Francisco, CA  94104
------------------------------------------------------------------------------------------------------------------------------
Dr. Heister                           41,887               5,021     $         0   $  154,981.90        $ 50.21  $  155,032.11
Beteiligungsgesellschaft mbH&Co
KG (HBG)
Nordkanalallee 74
41464 Neuss
Germany
------------------------------------------------------------------------------------------------------------------------------
John H. Elliott, Jr.                  27,027               3,239     $ 99,999.90   $           0        $ 32.39  $  100,032.29
135 Ridgeview Road
Columbus, NC  28722
------------------------------------------------------------------   ---------------------------------------------------------
Fayez Sarofim Investment              67,567               8,099     $         0   $  249,997.90        $ 80.99  $  250,078.89
Partnership No. 5, L.P.
c/o Fayez Sarofim & Co.
Attn:  David Pesikoff
2 Houston Center, Suite 2907
Houston, TX  77010
------------------------------------------------------------------------------------------------------------------------------
Matthew A. Gohd                        3,513                 421     $ 12,998.10   $           0        $  4.21  $   13,002.31
3 Deadman's Point
Glenbrook, NV  89413
------------------------------------------------------------------------------------------------------------------------------
Dr. Peter May                         13,509               1,619     $         0   $   49,983.30        $ 16.19  $   49,999.49
c/o Intes,
Mirbachstr. 2
53173 Bonn-Bad Godesberg
Germany
------------------------------------------------------------------------------------------------------------------------------
Net Partners Limited                 135,135              16,198     $         0   $  499,999.50        $161.98  $  500,161.48
c/o Citco Fund Services
World Trade Center
Tower B 17th Floor Strawinskylaan
1725
1077 XX Amsterdam
The Netherlands
------------------------------------------------------------------------------------------------------------------------------
Nomina SA (Luxemburg)                 13,513               1,619     $         0   $   49,998.10        $ 16.19  $   50,014.29
Attn: Eric Isaac
PO Box 761
L-2017 Luxemburg
------------------------------------------------------------------------------------------------------------------------------
Preston Roper                          6,000                 719     $         0   $   22,200.00        $  7.19  $   22,207.19
656 Palm Avenue
Los Altos, CA  94022
------------------------------------------------------------------------------------------------------------------------------
Technology Fund II Pte Ltd,          135,135              16,198     $         0   $  499,999.50        $161.98  $  500,161.48
Singapore
Attn:  Tahn Joo Chin
21 Science Park Road
#02-01 The Aquarius
Science Park II
Singapore  117628
------------------------------------------------------------------------------------------------------------------------------
               TOTAL:                519,171              62,229     $112,998.00   $1,807,934.70        $622.29  $1,921,554.99
------------------------------------------------------------------------------------------------------------------------------

___________________________
(2) Consideration listed in this column represents conversion of outstanding principal amounts payable under Convertible Promissory Notes dated October 10, 1997 and October 27, 1997.

                                   EXHIBIT B

                                FORM OF WARRANT
                                ---------------

     THE SECURITIES REPRESENTED BY THIS WARRANT HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT. COPIES OF THE AGREEMENT COVERING THE PURCHASE OF THIS WARRANT AND RESTRICTING ITS TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS WARRANT TO THE SECRETARY OF THE CORPORATION.

                                WORLDRES, INC.

                              WARRANT TO PURCHASE
                           SERIES C PREFERRED STOCK

Warrant No.: (Cert No)                                  Issue Date: (Issue Date)

     WorldRes, Inc. (the "Company"), for value received, hereby certifies that
                          -------
(Holder), or its assigns ("Holder"), is entitled to purchase from the Company,
                           ------
at any time after the date hereof and on or before the Expiration Date (as defined in Section 8), up to (No Shares) ("No Shares Spelled") shares of Series C Preferred Stock of the Company (the "Preferred Stock"), at a purchase price of
                                       ---------------
$4.63 per share. The shares of the Company's Series C Preferred Stock for which this Warrant is exercisable are referred to herein as the "Warrant Shares" and
                                                           --------------
the per share purchase price of such Warrant Shares is referred to herein as the "Stock Purchase Price." This Warrant may be exercised at any time, or from time
 --------------------
to time, after the date hereof and on or before the Expiration Date. The Stock Purchase Price and the Warrant Shares are subject to adjustment as provided in
Section 4. This Warrant is one of a series of warrants issued pursuant to that certain Amended and Restated Series C Preferred Stock and Warrant Purchase Agreement dated March 16, 1998 (the "Agreement").
                                     ---------

     This Warrant is subject to the following terms and conditions:

     1.   Exercise; Issuance of Certificates; Payment for Shares. This Warrant
          ------------------------------------------------------
is exercisable at the option of Holder, at any time or from time to time, on or before the Expiration Date, for all or any part of the Warrant Shares (but not for a fraction of a share), upon surrender to the Company at its principal office at 66 Bovet, Suite 100, San Mateo, CA 94402 (or at such other location as the Company may advise Holder in writing) of this Warrant properly endorsed with the Form of Subscription attached hereto as Exhibit A duly completed and signed
                                            ---------
and upon payment in cash or by check (unless this Warrant is being converted pursuant to Section 2) of the aggregate Stock Purchase Price for the number of Warrant Shares for which this Warrant is being exercised. The Company agrees that the Warrant Shares purchased under this Warrant shall be and are deemed to be issued to Holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment shall have been made for such shares. Certificates for the Warrant Shares so purchased, together with any other securities or property to which Holder is entitled upon such exercise, shall be delivered to Holder by the Company at the Company's expense within a reasonable time after the rights represented by this Warrant have been so exercised. In case of a purchase of less than all the

Warrant Shares, the Company shall cancel this Warrant and execute and deliver a new Warrant or Warrants of like tenor for the balance of the Warrant Shares purchasable under the Warrant surrendered upon such purchase to Holder within a reasonable time after the date of such surrender. Each stock certificate so delivered shall be in such denominations as may be requested by Holder and shall be registered in the name of Holder or such other name as shall be designated by Holder.

     2.   Conversion of Warrant.
          ---------------------

          2.1  Right to Convert.  In addition to, and without limiting, the
               ----------------
other rights of the Holder hereunder, the Holder shall have the right (the "Conversion Right") to convert this Warrant or any part hereof into Warrant
 ----------------
Shares at any time and from time to time during the term hereof. Upon exercise of the Conversion Right, the Company shall deliver to the Holder, without payment by the Holder of any Stock Purchase Price or any cash or other consideration, that number of Warrant Shares computed using the following formula:

          X=Y (A-B)
            -------
               A

Where:    X=   The number of Warrant Shares to be issued to the Holder
          Y=   The number of Warrant Shares purchasable pursuant to this Warrant
          A=   The Fair Market Value of one Warrant Share as of the Conversion
               Date
          B=   The Stock Purchase Price

          2.2  Method of Exercise.  The Conversion Right may be exercised by the
               ------------------
Holder by the surrender of this Warrant to the Company at its principal office at the address indicated on the first paragraph of this Warrant, together with a written notice specifying that the Holder intends to exercise the Conversion Right and indicating the number of Warrant Shares to be acquired upon exercise of the Conversion Right. Such conversion shall be effective upon the Company's receipt of this Warrant, together with the conversion notice, or on such later date as is specified in the conversion notice (the "Conversion Date") and, at
                                                    ---------------
the Holder's election, may be made contingent upon the closing of the Company's initial public offering of any securities pursuant to a registration statement under the Securities Act of 1933, as amended (the "Securities Act").
                                                   --------------
Certificates for the Warrant Shares so acquired shall be delivered to the Holder within a reasonable time, not exceeding fifteen (15) days after the Conversion Date. If applicable, the Company shall, upon surrender of this Warrant for cancellation, deliver a new Warrant evidencing the rights of the Holder to purchase the balance of the Warrant Shares which Holder is entitled to purchase hereunder.

          2.3  Fair Market Value.  "Fair Market Value" of a share of Warrant
               -----------------    -----------------
Shares or Common Stock (issued upon conversion thereof) as of a particular date means: (a) if traded on an exchange or quoted on The Nasdaq National Market, then the prior trading day's closing price, (b) if conversion is effective as of the closing of the Company's initial public offering of any securities pursuant to a registration statement under the Securities Act, the "price to public" specified for such shares in the final prospectus for such public offering, (c) if listed by the National Daily Quotation Service "Pink Sheets," then the average of the most-recently reported bid and ask prices and (d) otherwise, the price as determined in good faith by the Board of Directors of the Company.

     3.   Shares to be Fully Paid; Reservation of Shares.  The Company covenants
          ----------------------------------------------
and agrees that all Warrant Shares (and shares of its Common Stock reserved for issuance upon conversion of such Warrant Shares) which may be issued upon the exercise or conversion of the rights represented by this Warrant will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable and free from all preemptive rights of any shareholder and free of all taxes, liens and charges with respect to the issue thereof. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised or converted, the Company will use its best efforts to cause a sufficient number of shares of authorized but unissued capital stock (and shares of its Common Stock for issuance on conversion of such capital stock, if any) to be authorized when and as required to provide for the exercise or conversion of the rights represented by this Warrant. The Company will take all such action as may be necessary to assure that such shares of capital stock (and shares of Common Stock for issuance on conversion of such capital stock, if any) may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any domestic securities exchange upon which the stock may be listed. The Company will not take any action which would result in any adjustment of the Stock Purchase Price (as described in Section 4) if the total number of shares of capital stock issuable after such action upon exercise or conversion of all outstanding warrants, together with all shares of capital stock of the same class and series as such capital stock then outstanding and all shares of capital stock of the same class and series as such capital stock then issuable upon exercise of all options and upon the conversion of all convertible securities then outstanding, would exceed the total number of shares of capital stock of the same class and series as the Warrant Shares then authorized by the Company's Articles of Incorporation.

     4.   Adjustment of Stock Purchase Price and Number of Shares.   The Stock
          -------------------------------------------------------
Purchase Price and the number of shares purchasable upon the exercise or conversion of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events described in this Section 4. Upon each adjustment of the Stock Purchase Price, Holder shall thereafter be entitled to purchase, at the Stock Purchase Price resulting from such adjustment, the number of shares obtained by multiplying the Stock Purchase Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment, and dividing the product thereof by the Stock Purchase Price resulting from such adjustment.

          4.1  Subdivision or Combination of Stock.  In case the Company shall
               -----------------------------------
at any time subdivide any of its outstanding shares of the same class and series as the Warrant Shares into a greater number of shares, the Stock Purchase Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case any outstanding shares of the same class and series as the Warrant Shares shall be combined into a smaller number of shares, the Stock Purchase Price in effect immediately prior to such combination shall be proportionately increased.

          4.2  Dividends, Reclassification.  If at any time or from time to time
               ---------------------------
any holders of securities of the same class and series as the Warrant Shares shall have received or become entitled to receive, without payment thereof,

               (A) any shares of the Company's Preferred Stock, Common Stock or any shares of stock or other securities which are at any time directly or indirectly convertible into or exchangeable for Common Stock, or any rights or options to subscribe for, purchase or otherwise acquire any of the foregoing by way of dividend or other distribution;

               (B) any cash paid or payable otherwise than as a regular periodic cash dividend at a rate which is substantially consistent with past practice (or, in the case of an initial dividend, at a rate which is substantially consistent with industry practice); or

               (C) any shares of the Company's Preferred Stock, Common Stock or other or additional stock or other securities or property (including cash) by way of spinoff, split-up, reclassification, combination of shares or similar corporate rearrangement; (other than shares of the same class and series as the Warrant Shares issued as a stock split, adjustments in respect of which shall be covered by the terms of Section 4.1), then and in each such case, Holder shall, upon the exercise or conversion of this Warrant, be entitled to receive, in addition to the number of shares of such capital stock receivable thereupon, and without payment of any additional consideration thereof, the amount of stock and other securities and property (including cash in the cases referred to in clauses (B) and (C) above) which Holder would hold on the date of such exercise or conversion had he or it been the holder of record of such capital stock as of the date on which holders of such capital stock received or became entitled to receive such shares and/or all other additional stock and other securities and property.

          4.3  Conversion or Redemption.  Should all of the Company's capital
               ------------------------
stock of the same class and series as the Warrant Shares be, or if outstanding would be, at any time prior to the expiration of this Warrant or any portion thereof, redeemed or converted into shares of the Company's Common Stock, then this Warrant shall immediately become exercisable or convertible for that number of shares of the Company's Common Stock equal to the number of shares of the Common Stock that would have been received if this Warrant had been exercised in full and the capital stock received thereupon had been simultaneously converted immediately prior to such event, and the Stock Purchase Price shall be immediately adjusted to equal the quotient obtained by dividing (x) the aggregate Stock Purchase Price of the maximum number of shares of capital stock for which this Warrant was exercisable or convertible immediately prior to such conversion or redemption, by (y) the number of shares of Common Stock for which this Warrant is exercisable or convertible immediately after such conversion or redemption.

          4.4  Other Notices.  If at any time:
               -------------

          (1) the Company shall declare any cash dividend upon its shares of the same class and series as the Warrant Shares;

          (2) the Company shall declare any dividend upon its shares of the same class and series as the Warrant Shares payable in stock or make any special dividend or other distribution to the holders of its shares of the same class and series as the Warrant Shares;

          (3) there shall be any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation;

          (4) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company; or

          (5) the Company shall take or propose to take any other action, notice of which is actually provided to or is required to be provided, pursuant to any written agreement, to holders of its shares of the same class and series as the Warrant Shares, then, in any one or more of said cases, the Company shall give, by first class mail, postage prepaid, addressed to the Holder of this Warrant at the address of such Holder as shown of the books of the Company, (a) at least 20 days prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividends or distribution or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, at least 20 days prior written notice of the date when the same shall take place. Any notice given in accordance with the foregoing clause (a) shall also specify, in the case of any such dividend or distribution, the date on which the holders of shares of the same class and series as the Warrant Shares shall be entitled thereto. Any notice given in accordance with the foregoing clause (b) shall also specify the date on which the holders of shares of the same class and series as the Warrant Shares shall be entitled to exchange their stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, as the case may be.

     5.   Issue Tax.  The issuance of certificates for shares of the Warrant
          ---------
Shares shall be made without charge to the Holder of the Warrant for any issue tax in respect thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the then Holder of the Warrant being transferred.

     6.   Closing of Books. The Company will at no time close its transfer books
          ----------------
against the transfer of any Warrant or of any shares of Warrant Shares in any manner which interferes with the timely exercise of this Warrant.

     7.   No Voting or Dividend Rights; Limitation of Liability.  Nothing
          -----------------------------------------------------
contained in this Warrant shall be construed as conferring upon Holder the right to vote or to consent or to receive notice as a shareholder in respect of meetings of shareholders for the election of directors of the Company or any other matters or any rights whatsoever as a shareholder of the Company. No dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the shares purchasable hereunder until, and only to the extent that, this

Warrant shall have been exercised or converted. No provisions hereof, in the absence of affirmative action by the Holder to purchase shares of capital stock, and no mere enumeration herein of the rights or privileges of Holder, shall give rise to any liability of such Holder for the Stock Purchase Price or as a shareholder of the Company, whether such liability is asserted by the Company or by its creditors.

     8.   Expiration. This Warrant shall expire upon the earlier to occur of (a)
          ----------
5:00 PM on the third anniversary of the date hereof; (b) the effective date of any (i) acquisition of the Company by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation but, excluding any merger effected exclusively for the purpose of changing the domicile of the Company); or (ii) sale of all or substantially all of the assets of the Company; unless the Company's shareholders of record as constituted immediately prior to such acquisition or sale will, immediately after such acquisition or sale (by virtue of securities issued as consideration for the Company's acquisition or sale or otherwise) hold at least 50% of the voting power of the surviving or acquiring entity; or (c) the Company's sale of its Common Stock in a firm commitment underwritten public offering pursuant to a registration statement under the Securities Act of 1933, as amended, at a public offering price of at least $10.00 per share (appropriately adjusted for stock dividends, stock splits, reverse stock splits, recapitalizations or similar transactions) with gross proceeds to the Company in excess of $15,000,000 (the "Expiration Date").
                                                       ---------------

     9.   Warrants Transferable.  Subject to the provisions of the Agreement,
          ---------------------
this Warrant and all rights hereunder are transferable, in whole or in part, without charge to Holder (except for transfer taxes), upon surrender of this Warrant properly endorsed by the completion of the Form of Assignment attached hereto as Exhibit B. Each Holder of this Warrant, by taking or holding the
          ---------
same, consents and agrees that this Warrant, when endorsed in blank, shall be deemed negotiable, and that such Holder, when this Warrant shall have been so endorsed, may be treated by the Company and all other persons dealing with this Warrant as the absolute owner hereof for any purpose and as transfer hereof on the books of the Company any notice to the contrary notwithstanding, but, until such transfer on such books, the Company may treat the registered owner hereof as the owner for all purposes.

     10.  Modification and Waiver.  This Warrant and any provision hereof may be
          -----------------------
amended, waived or modified upon written consent of the Company and holders of in excess of 50% in interest of the Warrants issued pursuant to the Agreement, provided that all such Warrants are amended, waived or modified in a like manner.

     11.  Notices.  Any notice, request or other document required or permitted
          -------
to be given or delivered to Holder or the Company shall be delivered or shall be sent by certified or registered mail, postage prepaid, to each such Holder at its address as shown on the books of the Company or to the Company at the address indicated on the first paragraph of this Warrant.

     12.  Descriptive Headings and Governing Law.  The descriptive headings of
          --------------------------------------
the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of California, without giving effect to the conflict of laws principles thereof.

     13.  Lost Warrants of Stock Certificates.  The Company represents and
          -----------------------------------
warrants to Holder that upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of any Warrant or stock certificate and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant or stock certificate, the Company at its expense will make and deliver a new Warrant or stock certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

     14.  Fractional Shares.  No fractional shares shall be issued upon exercise
          -----------------
of this Warrant. The Company shall, in lieu of issuing any fractional share, pay the Holder entitled to such fraction a sum in cash equal to such fraction multiplied by the then effective Stock Purchase Price.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by a duly authorized officer of the Company, effective as of the date first written above.


THE COMPANY:                                 WORLDRES, INC.


                                             By: _______________________________
                                                 Gregory A. Jones, President

                                   Exhibit A
                                   ---------

                             FORM OF SUBSCRIPTION
                 (To be signed only upon exercise of Warrant)



To:  WorldRes, Inc.
     66 Bovet, Suite 100
     San Mateo, CA  94402


       The undersigned, Holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, ___________________________________________________________
(_____________) shares of Series C Preferred Stock of WorldRes, Inc. and herewith makes payment of ___________________________________________________
Dollars ($______________) thereof, and requests that the certificates for such shares by issued in the name of, and delivered to _________________________________________________________________________, whose address is _____________________________________________________________
___________________________________________________________________________.

       The undersigned represents that it is acquiring such Series C Preferred Stock for its own account for investment and not with a view to or for sale in connection with any distribution thereof (subject, however, to any requirement of law that the disposition thereof shall at all times by within its control).

DATED: _____________________



                                    ____________________________________________
                                    (Signature must conform in all respects to name of Holder as set forth on the face of the Warrant)

                                    Address:

                                    ____________________________________________

                                    ____________________________________________

                                    ____________________________________________

                                   Exhibit B
                                   --------

                              FORM OF ASSIGNMENT



     FOR VALUE RECEIVED, the undersigned, Holder of the within Warrant, hereby sells, assigns and transfers all of the rights of the undersigned under the within Warrant, with respect to the number of shares of Series C Preferred Stock covered thereby set forth herein below, unto:

Name of Assignee              Address             No. of Shares
----------------              -------             -------------




DATED: ___________________



                                    ____________________________________________
                                    (Signature must conform in all respects to name of Holder as set forth on the face of the Warrant)